                               UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) May 8, 2009

              DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES II

           (Exact name of Registrant as specified in its charter)

New York	2-85829	13-3202289
(State or other jurisdiction	(Commission	(I.R.S. Employer
Of incorporation or	File Number	Identification Number)
Organization)

                               55 Beattie Place

                             Post Office Box 1089

                       Greenville, South Carolina 29602

                   (Address of principal executive offices)

                                (864) 239-1000

                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Drexel Burnham Lambert Real Estate Associates II, a New York limited partnership (the “Registrant”), owns Presidential House Apartments (“Presidential House”), a 203-unit apartment complex located in North Miami Beach, Florida.   As previously disclosed, on March 25, 2009 (the “Effective Date”), the Registrant entered into a Purchase and Sale Contract (the “Purchase Agreement”) with a third party, Advenir, Inc., a Florida corporation (the “Purchaser”), to sell Presidential House to the Purchaser for a total sales price of $12,800,000.

As previously disclosed, on April 24, 2009, the Registrant and the Purchaser entered into a First Amendment to Purchase and Sale Contract (the “First Amendment”) pursuant to which the feasibility period, loan assumption approval period and the closing date were all extended and a groundwater sampling clause was added to the sales contract.

On May 8, 2009, the Registrant and the Purchaser entered into a Second Amendment to the Purchase and Sale Contract (the “Second Amendment”) pursuant to which the feasibility period was extended from May 8, 2009 to May 13, 2009.

As previously disclosed, on or before the expiration of the feasibility period, the Purchaser is required to deliver an additional deposit of $128,000. If the Purchaser fails to notify the Registrant in writing of its intent to terminate the Purchase Agreement prior to the end of the feasibility period, the initial deposit of $128,000 and the additional deposit of $128,000 will become non-refundable. If the Purchaser notifies the Registrant in writing of its intent to terminate the Purchase Agreement prior to the end of the feasibility period, the initial deposit and the additional deposit less $35,000 will be returned to the Purchaser.

This summary of the terms and conditions of the Second Amendment is qualified in its entirety by reference to the Second Amendment, a copy of which is attached hereto as an exhibit.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibit

10.17       Second Amendment to Purchase and Sale Contract between Drexel Burnham Lambert Real Estate Associates II, a New York limited partnership, and Advenir, Inc., a Florida corporation, dated May 8, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES II

By:   DBL Properties Corporation

Its General Partner

By:   /s/Stephen B. Waters

Stephen B. Waters

Vice President

Date: May 12, 2009